REAL ESTATE




ADVANTUS REAL ESTATE SECURITIES FUND, INC.
ANNUAL REPORT TO SHAREHOLDERS DATED JULY 31, 1999


                                                    [LOGO]
                                                 ADVANTUS-TM-
                                               FAMILY OF FUNDS

[GRAPHIC]

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ADVANTUS REAL ESTATE SECURITIES FUND

TABLE OF CONTENTS

PERFORMANCE UPDATE                            2

INVESTMENTS IN SECURITIES                     6

STATEMENT OF ASSETS AND LIABILITIES           8

STATEMENT OF OPERATIONS                       9

STATEMENT OF CHANGES IN NET ASSETS           10

NOTES TO FINANCIAL STATEMENTS                11

INDEPENDENT AUDITORS' REPORT                 15

FEDERAL TAX INFORMATION                      16

SHAREHOLDER SERVICES                         17

LETTER FROM THE PRESIDENT                                                [PHOTO]

Dear Shareholder:

The United States still leads the world's growth, albeit growth has slowed from past quarters. The broad base of the U.S. economy is a contributing factor to our country's sustained health in world markets. The Federal Reserve (Fed) remains vigilant in its quest to maintain a healthy U.S. economy.

The Fed adjusted the federal funds rate, the rate at which banks lend one another money overnight, four times in this reporting period (August 1, 1998 - July 31, 1999 and once more in late August, 1999). These adjustments of one quarter percent (25 basis points) each since August of 1998, moved rates down 75 basis points in 1998 and up 50 basis points in 1999. These actions, which individually had little effect on the markets, demonstrated the Fed's neutral bias, which simply means the Fed plans to wait and watch how the economy develops. This neutral bias could, however, change at any time - and likely will.

The U.S. stock market continues to soar, although we have witnessed an extremely volatile market during this reporting period. Early in the second quarter 1999, the leadership in the marketplace changed dramatically for a time. There was a move away from the "nifty twenty" stocks (the largest, most highly capitalized blue chip companies) and the internet stocks. These mega-stocks and internet stocks broke their steep up-trends when the weight of relatively high valuations and some earnings disappointments, caused investors to rethink their investment strategies. The news that the market was finally broadening was very welcome. In hindsight, the market has broadened, but large cap growth stocks continue to lead the market.

During this period, bond performance was lackluster due to the rise in the level of interest rates. Higher interest rates and lower bond prices have been the bond market theme for the past eight months. In June, for example, yields on the ten-year bond rose above six percent, as fixed income investors continued to worry about strong economic growth in the U.S., higher oil prices, the Federal Reserve's bias to raise interest rates, and seeds of a global economic recovery. At the end of the reporting period, yields were roughly one percent higher across the yield curve from the beginning of the year. This sharp increase in interest rates in a short period of time caused most major bond indices to show negative total returns for the first half of 1999.

Thank you for investing with Advantus.

Sincerely,

/s/ William N. Westhoff

William N. Westhoff, President
Advantus Funds

ADVANTUS REAL ESTATE SECURITIES FUND

PERFORMANCE UPDATE

[PHOTO]

JOE BETLEJ, CFA
PORTFOLIO MANAGER
The Advantus Real Estate
Securities Fund seeks total
return through a combination
of capital appreciation and
current income. Under normal
circumstances, at least 65
percent of the Fund's total
assets will be invested in
real estate and real
estate-related securities.

PERFORMANCE
For the period from February 25, 1999 (date shares became effectively registered) to July 31, 1999, the performance of the Advantus Real Estate Securities Fund - Class A shares was 4.78 percent.* This compares to the Wilshire Associates Real Estate Securities Index (WARESI)** return of 5.74 percent for the same period.

PERFORMANCE ANALYSIS
Since its launch on February 25 of this year, the Fund has participated in a transformation that has taken the real estate sector by storm. During the first quarter of 1999, the real estate securities market consolidated in a number of ways. This activity was in response to the poor performance posted by real estate stocks in 1998, including concerns of overbuilding and a withdrawal of capital from the real estate markets. Investors consolidated into the larger, more liquid real estate stocks, believing they would perform better when capital returned to the group. Construction lenders, who were concerned about the volume of new development relative to demand for more real estate, cut back on their funding of new projects. These changes helped the real estate sector turn the corner early in the second quarter providing a substantial rebound in prices. Investors recognized the deep price discount of this sector relative to the broader market.

The dividend yield for real estate investment trusts (REITs) was very high in the first quarter of 1999, while investors can be assured that the higher dividend is in step with risk and quality. New construction numbers continued to decline. Real estate companies were trading at deep discounts relative to the underlying value of their real estate. These fundamentals for the underlying real estate, as well as real estate securities, continued to improve. Real estate companies were also gaining savvy as they modified and articulated their business plans for generating long-term growth without the need for new equity capital - proving they could sustain growth without new equity offerings.

The negative market sentiment changed in mid-April. Perhaps the sector valuations became too cheap. Capital started to flow back to real estate securities. Investors began to rally the group, sparked by well-known investor Warren Buffet's well-publicized personal investment into two REITs, which effectively legitimized investment in real estate securities again. In the second quarter 1999, the Wilshire Associates Real Estate Securities Index,** the Fund's benchmark index, posted a return of 10.62 percent, reflecting the change in investor sentiment.

Apartment, office, and office/industrial companies led performance for the first six months of 1999. Weaker performing groups include Hotel REITs, Regional Mall, and Shopping Center Retail companies. The retail companies sold off strong at the beginning of the year with fears that internet retailing would remove the necessity for site-based retail. Hotel REITs came under pressure as a few companies announced weaker revenues per available room due to increased amount of new supply, particularly in the limited service hotels. We expect this trend to continue for the balance of the year for the hotel sector until the new supply is absorbed by market demand. We continue to watch company exposure within select geographic markets to see that demand keeps pace with new supply.

During second quarter, we enhanced our holdings in real estate related companies, helping our performance and diversifying a bit from REIT securities. Additions to the portfolio included Home Depot, Newell-Rubbermaid, and Cendant Corporation. Although these companies do not directly own significant amounts of real estate, the quality of their business is driven by the strength of the real estate markets, providing our portfolio with additional ways to drive performance.

OUTLOOK
Real estate securities have begun retracing some of 1998's losses and have rebuilt confidence in the sector. We believe that these stocks will continue to generate total returns consistent with the low-to-mid teens range. Earnings quality remains high, rental rates are increasing, companies are becoming more efficient operators, and new construction is slowing down across most property types providing a strong base of fundamentals to drive this sector. The rise in interest rates have diminished the yield premium that REITs have delivered over fixed income investments, perhaps dampening some demand from interest rate sensitive buyers. We do feel, however, that dividend quality remains strong. The real estate companies are showing strong capital management plans by becoming self-sustaining; they are generating new investment capital from asset sales and remaining less dependent on new issuance of equity for growth opportunities. While real estate companies as a group are trading at approximately the underlying value of the assets of these companies, their stock should likely command a premium for the liquidity and management that the public market format provides. We remain confident in the group going forward.
*Historical performance is not an indication of future performance. These performance results do not reflect the impact of Class A's maximum 5.5 percent front-end sales charge. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.
**The Wilshire Associates Real Estate Securities Index is a market capitalization-weighted index of equity securities whose primary business is equity ownership of commercial real estate (REITS).

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            COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000
            INVESTMENT IN THE ADVANTUS REAL ESTATE SECURITIES FUND,
              WILSHIRE ASSOCIATES REAL ESTATE SECURITIES INDEX AND
                              CONSUMER PRICE INDEX

On the following chart you can see how the total return for the Advantus Real Estate Securities Fund compared to the Wilshire Associates Real Estate Securities Index and the Consumer Price Index. The lines represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of Class A shares of the Advantus Real Estate Securities Fund (February 25, 1999) through July 31, 1999.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    TOTAL RETURN SINCE
        INCEPTION
      (2/25/99) (NOT
       ANNUALIZED):
Class A                        -0.99%
                              Class A   Wilshire Index        CPI
2/25/99                        10,000           10,000     10,000
2/28/99                         9,453           10,000     10,000
3/31/99                         9,198            9,940     10,018
4/30/99                        10,075           11,000     10,091
5/31/99                        10,340           11,185     10,091
6/30/99                        10,378           10,995     10,091
7/31/99                         9,904           10,574     10,121

The preceding chart is useful because it provides you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 5.5 percent front-end sales charge for Class A shares. Sales charges pay for your financial professional's investment advice. Individuals cannot invest in the index itself, nor can they invest in any fund which seeks to track the performance of the index without incurring some charges and expenses.

Historical performance is not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

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TEN LARGEST STOCK HOLDINGS

                                                           MARKET     % OF STOCK
COMPANY                                        SHARES      VALUE       PORTFOLIO
--------------------------------------------  --------   ----------   -----------
Public Storage, Inc.........................     9,802   $  251,789          4.3%
Catellus Development Corporation............    14,800      234,950          4.1%
Apartment Investment & Management Company...     5,420      221,204          3.8%
Avalon Bay Communities, Inc.................     6,500      220,594          3.8%
Macerich Company............................     7,800      190,125          3.3%
Simon Property Group, Inc...................     7,000      185,938          3.2%
Kilroy Realty Corporation...................     8,000      180,000          3.1%
Archstone Communities Trust.................     8,000      172,500          3.0%
Highwoods Properties, Inc...................     7,000      164,500          2.8%
Meristar Hospitality Corporation............     8,600      164,475          2.8%
                                                         ----------          ---
                                                         $1,986,075         34.2%
                                                         ----------          ---
                                                         ----------          ---

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Cash and Other
Assets/Liabilities                    5.0%
Consumer Staples                      1.0%
Consumer Cyclical                     9.3%
Finance - Diversified                 3.8%
Real Estate                          10.3%
Real Estate Investment Trust         70.6%

ADVANTUS REAL ESTATE SECURITIES FUND
INVESTMENTS IN SECURITIES
JULY 31, 1999

(Percentages of each investment category relate to total net assets.)

                                                                MARKET
SHARES                                                         VALUE(A)
--------                                                      ----------
COMMON STOCK (95.0%)
  CONSUMER CYCLICAL (9.3%)
    Construction (2.5%)
   4,700   D.R. Horton, Inc.................................  $   76,375
   1,400   Lennar Corporation...............................      27,387
   3,600   Standard Pacific Corporation.....................      46,575
                                                              ----------
                                                                 150,337
                                                              ----------
    Lodging-Hotel (4.4%)
   7,500   Host Marriott Corporation........................      77,344
   2,200   Promus Hotel Corporation.........................      59,262
   4,900   Starwood Hotels & Resorts Worldwide, Inc. .......     132,300
                                                              ----------
                                                                 268,906
                                                              ----------
    Service (2.4%)
   4,400   Cendant Corporation (b)..........................      88,550
   3,900   Fairfield Communities, Inc. (b)..................      59,962
                                                              ----------
                                                                 148,512
                                                              ----------
  CONSUMER STAPLES (1.0%)
    Household Products (1.0%)
   1,400   Newell Rubbermaid, Inc...........................      60,550
                                                              ----------
  FINANCIAL (84.7%)
    Finance-Diversified (3.8%)
   7,200   Crescent Real Estate Equipment Company...........     158,400
   4,500   Trammell Crow Company (b)........................      71,156
                                                              ----------
                                                                 229,556
                                                              ----------
    Real Estate (10.3%)
   2,700   Boston Properties, Inc. .........................      92,475
  14,800   Catellus Development Corporation (b).............     234,950
   7,000   Highwoods Properties, Inc. ......................     164,500
   3,100   LNR Property Corporation.........................      68,006
   1,000   Newhall Land & Farming Company...................      24,312

                                                                MARKET
SHARES                                                         VALUE(A)
--------                                                      ----------
  FINANCIAL--CONTINUED
   2,400   Trizec Hahn Corporation..........................  $   44,550
                                                              ----------
                                                                 628,793
                                                              ----------
    Real Estate Investment Trust (70.6%)
   5,420   Apartment Investment & Management Company........     221,204
   8,000   Archstone Communities Trust......................     172,500
   3,500   Arden Realty Group, Inc. ........................      82,687
   2,800   Asset Investors Corporation......................      39,375
   6,500   Avalon Bay Communities, Inc. ....................     220,594
   6,100   Carramerica Realty Corporation...................     147,162
   3,000   Equity Office Properties Trust...................      75,375
   2,100   Equity Residential Properties Trust..............      86,756
   3,400   Essex Property Trust, Inc. ......................     114,750
   4,400   Felcor Lodging Trust, Inc. ......................      85,800
   3,000   First Industrial Realty Trust....................      77,625
   4,200   Franchise Finance Corporation of America.........      95,550
   6,200   Gables Residential Trust.........................     150,350
   1,300   General Growth Properties, Inc. .................      42,981
   3,200   Glenborough Realty Trust, Inc....................      56,000
   2,000   Golf Trust of America, Inc.......................      44,750
   7,000   HRPT Properties Trust............................      99,312
  15,800   Innkeepers USA Trust.............................     140,225
   8,000   Kilroy Realty Corporation........................     180,000
   1,600   Kimco Realty Corporation.........................      60,000
   5,500   Koger Equity.....................................      99,000
   3,600   Liberty Property Trust...........................      85,050
   7,800   Macerich Company.................................     190,125
   3,800   Mack-Cali Realty.................................     106,400
   8,600   Meristar Hospitality Corporation.................     164,475

              See accompanying notes to investments in securities.

                                            ADVANTUS REAL ESTATE SECURITIES FUND
                                           INVESTMENTS IN SECURITIES - CONTINUED

                                                                MARKET
SHARES                                                         VALUE(A)
--------                                                      ----------
  FINANCIAL--CONTINUED
   6,000   New Plan Excel Realty Trust......................  $  111,750
   3,700   Pacific Gulf Properties, Inc. ...................      85,100
   6,100   Pan Pacific Retail Properties....................     119,713
   1,300   Parkway Properties...............................      43,225
   5,400   Philips International Realty.....................      90,788
   2,400   Post Properties, Inc. ...........................      96,000
   1,400   Prologis Trust...................................      27,213
   9,802   Public Storage, Inc. ............................     251,789
   3,900   Reckson Associates Realty Corporation............      87,019
   1,126   Reckson Associates Realty Corporation B..........      24,913
   7,000   Simon Property Group, Inc........................  $  185,938
   4,000   SL Green Realty Corporation......................      82,750
   4,000   Summit Properties Incorporated...................      82,000
   3,300   Trinet Corporation...............................      85,388
   3,500   Urban Shopping Centers, Inc......................     107,188
                                                              ----------
                                                               4,318,820
                                                              ----------
Total common stock
 (cost: $5,700,584).........................................   5,805,474
                                                              ----------

PRINCIPAL
----------
SHORT-TERM SECURITIES (4.4%)
 $ 168,625    Temporary Investment Fund, Inc. - Temp Fund Portfolio, current rate          168,625
               4.970%...............................................................
   100,000    U.S. Treasury Bill...............................   4.609%    09/23/99        99,346
                                                                                       -----------
              Total short-term securities (cost: $267,965)..........................       267,971
                                                                                       -----------
              Total investments in securities (cost: $5,968,549)(c).................   $ 6,073,445
                                                                                       -----------
                                                                                       -----------

Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) At July 31, 1999 the cost of securities for federal income tax purposes was $5,975,052. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation..........  $ 280,675
Gross unrealized depreciation..........   (182,282)
                                         ---------
Net unrealized appreciation............  $  98,393
                                         ---------
                                         ---------

ADVANTUS REAL ESTATE SECURITIES FUND
STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 1999

                      ASSETS
Investments in securities, at market
 value - see accompanying schedule for
 detailed listing
 (identified cost: $5,968,549).........  $6,073,445
Other receivables......................         228
Receivable for Fund shares sold........      23,944
Receivable for investment securities
 sold..................................     155,055
Accrued interest receivable............         902
Dividends receivable...................      10,960
                                         ----------
    Total assets.......................   6,264,534
                                         ----------

                    LIABILITIES
Payable for investment securities
 purchased.............................     143,769
Payable to Adviser.....................       7,856
                                         ----------
    Total liabilities..................     151,625
                                         ----------
Net assets applicable to outstanding
 capital stock.........................  $6,112,909
                                         ----------
                                         ----------
Represented by:
  Capital stock - authorized 10 billion
  shares (Class A - 2 billion shares,
  and 8 billion shares unallocated) of
  $.01 par value (note 1)..............  $    5,967
  Additional paid-in capital...........   5,986,900
  Accumulated net realized gains from
  investments..........................      15,146
  Unrealized appreciation on
  investments..........................     104,896
                                         ----------
    Total - representing net assets
    applicable to outstanding capital
    stock..............................  $6,112,909
                                         ----------
                                         ----------
Net assets applicable to outstanding
 Class A shares........................  $6,112,909
                                         ----------
                                         ----------
Shares outstanding and net asset value
 per share:
  Class A - Shares outstanding
  596,667..............................  $    10.25
                                         ----------
                                         ----------

                See accompanying notes to financial statements.

                                            ADVANTUS REAL ESTATE SECURITIES FUND
                                                         STATEMENT OF OPERATIONS
      PERIOD FROM FEBRUARY 1, 1999, COMMENCEMENT OF OPERATIONS, TO JULY 31, 1999

Investment income:
  Interest.............................  $  7,001
  Dividends............................   133,415
                                         --------
    Total investment income............   140,416
                                         --------
Expenses (note 4):
  Investment advisory fee..............    18,842
  Rule 12b-1 fees - Class A............     6,281
  Administrative services fee..........    28,800
  Transfer agent and shareholder
    servicing fees.....................       426
  Custodian fees.......................     4,455
  Auditing and accounting services.....     9,300
  Legal fees...........................     1,644
  Directors' fees......................        30
  Registration fees....................     3,250
  Printing and shareholder reports.....     8,559
  Insurance............................     1,753
  Other................................     4,274
                                         --------
    Total expenses.....................    87,614
                                         --------
Less fees and expenses waived or
  absorbed:
  Class A Rule 12b-1 fees..............    (3,769)
  Other fund expenses..................   (46,161)
                                         --------
    Total fees and expenses waived or
     absorbed..........................   (49,930)
                                         --------
    Total net expenses.................    37,684
                                         --------
    Investment income - net............   102,732
                                         --------
Realized and unrealized gains on
  investments:
  Net realized gains on investments
    (note 3)...........................    60,914
  Net change in unrealized appreciation
    or depreciation on investments.....   104,896
                                         --------
    Net gains on investments...........   165,810
                                         --------
Net increase in net assets resulting
  from operations......................  $268,542
                                         --------
                                         --------

                See accompanying notes to financial statements.

ADVANTUS REAL ESTATE SECURITIES FUND
STATEMENT OF CHANGES IN NET ASSETS
PERIOD FROM FEBRUARY 1, 1999, COMMENCEMENT OF OPERATIONS, TO JULY 31, 1999

                                                         1999
                                                     ------------
Operations:
  Investment income - net.........................   $    102,732
  Net realized gain on investments................         60,914
  Net change in unrealized appreciation or
    depreciation on investments...................        104,896
                                                     ------------
    Increase in net assets resulting from
     operations...................................        268,542
                                                     ------------
Distributions to shareholders from:
  Investment income - net:
    Class A.......................................       (102,732)
  In excess of net investment income:
    Class A.......................................        (45,768)
                                                     ------------
      Total distributions.........................       (148,500)
                                                     ------------
Capital share transactions (notes 4 and 5):
  Proceeds from sales:
    Class A.......................................      6,114,356
  Proceeds from issuance of shares as a result of
    reinvested dividends:
    Class A.......................................         16,619
  Payments for redemption of shares:
    Class A.......................................       (138,108)
                                                     ------------
      Increase in net assets from capital share
       transactions...............................      5,992,867
                                                     ------------
      Total increase in net assets................      6,112,909
Net assets at beginning of period.................              -
                                                     ------------
Net assets at end of period.......................   $  6,112,909
                                                     ------------
                                                     ------------

                See accompanying notes to financial statements.

                                            ADVANTUS REAL ESTATE SECURITIES FUND
                                                   NOTES TO FINANCIAL STATEMENTS
                                                                   JULY 31, 1999

(1) ORGANIZATION

    Advantus Real Estate Securities Fund, Inc. (the Fund) was incorporated on September 25, 1998. The Fund is registered under the Investment Company Act of 1940 (as amended). The Fund's investment objective is to seek total return through a combination of capital appreciation and current income.

    The Fund currently issues one class of share (Class A). Class A shares are sold subject to a front-end sales charge.

    The Fund commenced operations on February 1, 1999. On February 25, 1999, the shares became effectively registered under the Securities Exchange Act of 1933. Prior to February 25, 1999, Minnesota Life cumulatively purchased 514,002 Class A shares for $5,150,000.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    The significant accounting policies followed by the Fund are summarized as follows:

  USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

  INVESTMENTS IN SECURITIES

    The Fund's net asset value is generally calculated as of the close of normal trading on the New York Stock Exchange (typically 3:00 p.m. Central Time). Investments in securities traded on a national exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price, by an independent pricing service or at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities. When market quotations are not readily available, securities are valued at fair value as determined in good faith by procedures adopted by the Board of Directors. Short-term securities are valued at market.

    Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

  FEDERAL TAXES

    The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

    Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

ADVANTUS REAL ESTATE SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS - CONTINUED

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)

    On the statement of assets and liabilities, as a result of permanent book-to-tax differences, a reclassification adjustment was made to decrease distributions in excess of net investment income and decrease accumulated net realized gains from investments by $45,768.

  DISTRIBUTIONS TO SHAREHOLDERS

    Dividends from net investment income are declared and paid quarterly. Realized gains, if any, are paid annually.

(3) INVESTMENT SECURITY TRANSACTIONS

    For the period from February 1, 1999 to July 31, 1999, purchases of securities and proceeds from sales, other than temporary investments in short-term securities aggregated $8,472,827 and $2,831,453, respectively.

(4) EXPENSES AND RELATED PARTY TRANSACTIONS

    The Fund has an investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital or the Adviser), a wholly-owned subsidiary of Minnesota Life. Under the agreement, Advantus Capital acts as investment adviser and manager for the Fund. The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .75 percent. The Fund has engaged First Data Investor Services Group, Inc. to act as its transfer agent, dividend disbursing agent and redemption agent and bears the expenses of such services.

    The Fund has adopted a Plan of Distribution applicable to Class A shares, relating to the payment of certain expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Fund pays fees to Ascend Financial Services, Inc. (Ascend), the underwriter of the Fund and wholly-owned subsidiary of Advantus Capital, to be used to pay certain expenses incurred in connection with the servicing of the Fund's shares. The Class A Plan provides for a servicing fee up to .25 percent of average daily net assets of Class A shares. Ascend is currently waiving that portion of Class A Rule 12b-1 fees which exceeds, as a percentage of average daily net assets, .10 percent. Ascend waived Class A Rule 12b-1 fees in the amount of $3,769 for the period ended July 31, 1999.

    The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reports, legal, auditing and accounting services, and other miscellaneous expenses.

    The Fund has a shareholder and administrative services agreement with Minnesota Life. Under this agreement, the Fund pays a shareholder services fee, equal to $5 per shareholder account annually, to Minnesota Life for shareholder services which Minnesota Life provides. The Fund also pays Minnesota Life an administrative services fee is equal to $4,800 per month for accounting, auditing, legal and other administrative services which Minnesota Life provides. Effective August 1, 1999, the administrative services fee is $5,100 per month.

    Advantus Capital directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital. During the period ended July 31, 1999, Advantus Capital voluntarily agreed to absorb $46,161 in expenses which were otherwise payable by the Fund.

                                            ADVANTUS REAL ESTATE SECURITIES FUND
                                       NOTES TO FINANCIAL STATEMENTS - CONTINUED

(4) EXPENSES AND RELATED PARTY TRANSACTIONS - (CONTINUED)

    Organizational expenses, including legal fees and initial registration fees in the amount of $52,000, were incurred in connection with the start up and initial registration of the Fund. These expenses were paid by Advantus Capital. The Fund does not intend to reimburse Advantus Capital for these costs.

    Sales charges received by Ascend for distributing the Fund's Class A shares amounted to $563.

    As of July 31, 1999, Minnesota Life and subsidiaries and the directors and officers of the Fund as a whole owned 519,998 Class A shares which represents
87.2 percent of the total outstanding Class A shares.

    Legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $1,530.

(5) CAPITAL SHARE TRANSACTIONS

    Transactions in Class A shares for the period from February 1, 1999 to July 31, 1999 were as follows:

Sold..........................................................................................    607,945
Issued for reinvested distributions...........................................................      1,571
Redeemed......................................................................................    (12,849)
                                                                                                ---------
                                                                                                  596,667
                                                                                                ---------
                                                                                                ---------

(6) YEAR 2000 (UNAUDITED)

    In 1995, Minnesota Life began addressing computer systems requirements and applications to be Year 2000 ready. Based on a current study, Minnesota Life plans to spend approximately $12 million through 1999 to modify its computer information systems, enabling proper processing of transactions relating to the year 2000 and beyond. The Fund will not be charged for these expenses.

ADVANTUS REAL ESTATE SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS - CONTINUED

(7) FINANCIAL HIGHLIGHTS

    Per share data for a share of capital stock and selected information for each period are as follows:

                                            CLASS A
                                         -------------
                                          PERIOD FROM
                                         FEBRUARY 25,
                                          1999(D) TO
                                           JULY 31,
                                             1999
                                         -------------
Net asset value, beginning of period...      $10.02
                                         -------------
Income from investment operations:
  Net investment income................         .18
  Net gains on securities (both
    realized and unrealized)...........         .31
                                         -------------
    Total from investment operations...         .49
                                         -------------
Less distributions:
  Dividends from net investment
    income.............................        (.18)
  In excess of net investment income...        (.08)
                                         -------------
    Total distributions................        (.26)
                                         -------------
Net asset value, end of period.........      $10.25
                                         -------------
                                         -------------
Total return (a).......................        4.78%
Net assets, end of period (in
  thousands)...........................      $6,113
Ratio of expenses to average daily net
  assets (c)...........................        1.50%(b)
Ratio of net investment income to
  average daily net assets (c).........        4.09%(b)
Portfolio turnover rate (excluding
  short-term securities)...............        51.5%

------------

(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end contingent deferred sales charges. For periods less than one year, total return presented has not been annualized.
(b)  Adjusted to an annual basis.
(c) The Fund's Distributor and Adviser voluntarily waived and absorbed $41,991 in expenses for the period February 25, 1999 to July 31, 1999. If Class A shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 3.18%, and the ratio of net investment income to average daily net assets would have been 2.41%.
(d) Date shares of the Fund were effectively registered under the Securities Exchange Act of 1933.

                                                    INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Advantus Real Estate Securities Fund, Inc.:

    We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of the Advantus Real Estate Securities Fund, Inc. (the Fund) as of July 31, 1999 and the related statements of operations and changes in net assets for the period from February 1, 1999, commencement of operations, to July 31, 1999 and the financial highlights for the period from February 25, 1999, date shares became effectively registered, to July 31, 1999. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

    In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of July 31, 1999 and the results of its operations, changes in its net assets and the financial highlights, for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.

                                              KPMG LLP

Minneapolis, Minnesota
September 3, 1999

ADVANTUS REAL ESTATE SECURITIES FUND
FEDERAL INCOME TAX INFORMATION

    The following information for federal income tax purposes is presented as an aid to shareholders in reporting the distributions paid by the Fund in the fiscal period ended July 31, 1999. Dividends for the 1999 calendar year will be reported to you on Form 1099-Div in February 2000. Shareholders should consult a tax adviser on how to report these distributions for state and local purposes.

CLASS A

                                                                                        PER
PAYABLE DATE                                                                           SHARE
-------------------------------------------------------------------------------------  ------
Income distribution-taxable as dividend income, 78.4% qualifying for deduction by corporations.
June 24, 1999*.......................................................................  $.2538
                                                                                       ------
                                                                                       ------
Capital gains distribution-taxable as long-term capital gains, 25% rate.
June 24, 1999........................................................................  $.0028
                                                                                       ------
                                                                                       ------

    *Represents $.0791 of short-term capital gains (taxable as dividend income) and $.1747 from net investment income.

                                                            SHAREHOLDER SERVICES

    The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that may apply.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same share class) at any time as your needs change. Exchanges are at the then current net asset value (exchanges from the Advantus Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge). Shareholders may make twelve exchanges each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange within the calendar year.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive a check at specified intervals from your fund account -- subject to minimum guidelines. Depending upon the performance of the underlying investment options, the value may be worth more or less than the original amount invested when withdrawn.

DIRECT DIVIDEND DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE EXCHANGE: You may move money from one Advantus account to any other Advantus account you own (with identical registrations within the same share class) just by calling our toll-free number. The Telephone Exchange privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Exchange may be changed (added/deleted) at any time by submitting a request in writing.

SYSTEMATIC EXCHANGE: You may move a set amount of money monthly or quarterly from one Advantus Fund to another Advantus Fund (with identical registrations within the same share class) to diversify your investment portfolio and take advantage of "dollar-cost averaging".

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Life insurance premiums from your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge, if any.

AUTOMATIC INVESTMENT PLAN: This special purchase plan enables you to open an Advantus Fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets.) The Automatic Investment Plan allows you to invest automatically monthly, semi-monthly or quarterly from your checking or savings account.

IRAS, OTHER QUALIFIED PLANS: You can use the Advantus Family of Funds for your Traditional, Roth or Education Individual Retirement Account or other qualified plans including: SEP IRA's, SIMPLE IRA's, Profit Sharing, 401(k) Money Purchase or Defined Benefit plans.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. The proceeds will be sent by check to the address of record for the account or wire transferred to your bank of record for the account. Wire transfers are for amounts over $500. The prevailing wire charge will be added to the withdrawal amount. The Telephone Redemption privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Redemption may be changed (added/deleted) at any time by submitting a request in writing. To have the redemption automatically deposited into your checking account, please send a voided check from your bank. Depending on the performance of the underlying investment options, the value may be worth more or less than the original amount invested upon redemption. Some limitations apply, please refer to the prospectus for details.

ACCOUNT UPDATES: You'll receive written confirmation of every investment you initiate and quarterly statements to help you track all of your Advantus Fund investments and annual tax statements. Semi-annual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining information and assistance directly from Advantus Shareholder Services, call 1-800-665-6005. Advantus Account Representatives are available Monday through Friday from 8 a.m. to 4:45 p.m. Central Time. Our voice response system is available 24 hours, seven days a week. This system allows you to access current net asset values, account balances and recent account activity.

HOW TO INVEST

You can invest in one or more of the eleven Advantus Funds through a local Registered Representative of Ascend Financial Services, Inc., distributor of the Funds. Contact your representative for information and a prospectus for any of the Advantus Funds you are interested in. To find a Registered Representative near you, call the toll-free service line (1-800-665-6005).

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use our Automatic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER

Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management. (For the Advantus International Balanced Fund, Inc., the sub-adviser, Templeton Investment Counsel, Inc., selects the Fund's investments.)

Advantus Capital Management, Inc. manages thirteen mutual funds containing $3.2 billion in assets in addition to $12.8 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 13 years of investment experience.

ADVANTUS FAMILY OF FUNDS

Advantus Bond Fund
Advantus Horizon Fund
Advantus Spectrum Fund
Advantus Enterprise Fund
Advantus Cornerstone Fund
Advantus Money Market Fund
Advantus Mortgage Securities Fund
Advantus International Balanced Fund
Advantus Venture Fund
Advantus Index 500 Fund
Advantus Real Estate Securities Fund

     THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED
       TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
                READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

                                     [LOGO]
                         ADVANTUS -TM- FAMILY OF FUNDS
                        ASCEND FINANCIAL SERVICES, INC.,
                      SECURITIES DEALER, MEMBER NASD/SIPC
                            400 ROBERT STREET NORTH
                            ST. PAUL, MN 55101-2098
                                 1-800-AFS-1838
                                (1-800-237-1838)

ASCEND FINANCIAL SERVICES                           PRESORTED STANDARD
400 ROBERT STREET NORTH                                U.S. POSTAGE
ST. PAUL, MN 55101-2098                                    PAID
                                                       ST. PAUL, MN
                                                     PERMIT NO. 3547

ADDRESS SERVICE REQUESTED

F. 53979 Rev. 9-1999